                              FEE WAIVER AGREEMENT

         AGREEMENT by and between Constellation Funds, a Delaware business trust (the "Trust"), and Constellation Investment Management Co., LP (the "Adviser").

         The Adviser hereby agrees to limit the "Other Expenses" at the following levels through the following dates for each of following Funds:

Fund                                   Length/Type of Limitation                   Other Expenses
----                                   -------------------------                   --------------
-------------------------------------- ------------------------------------------- --------------------------
Constellation TIP Small Cap Value      Contractual waiver through 1/31/2006        0.50% (Other Expenses)
Opportunities Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation TIP Mid Cap Fund         Contractual waiver through 4/30/2006        0.10% (Other Expenses)
Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation TIP Mid Cap Fund         Contractual waiver through 4/30/2006        0.35% (Other Expenses)
Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Chartwell Ultra Short    Contractual waiver through 1/31/2006        0.49% (Other Expenses)
Fixed Income Fund
-------------------------------------- ------------------------------------------- --------------------------
Constellation Chartwell Short          Contractual waiver through 1/31/2006        0.49% (Other Expenses)
Duration Fixed Income Fund
-------------------------------------- ------------------------------------------- --------------------------
Constellation Chartwell High Yield     Contractual waiver through 1/31/2006        0.05% (Other Expenses)
Fund
-------------------------------------- ------------------------------------------- --------------------------
Constellation Strategic Value and      Contractual waiver through 1/31/2006        0.15% (Other Expenses)
High Income Fund Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation Strategic Value and      Contractual waiver through 1/31/2006        0.40% (Other Expenses)
High Income Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation HLAM Large Cap Value     Contractual waiver through 1/31/2006        0.50% (Other Expenses)
Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Clover Income Plus       Contractual waiver through 1/31/2006        0.50% (Other Expenses)
Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation TIP Financial            Voluntary waiver through 1/31/2006          0.40% (Other Expenses)
Services Fund Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation TIP Healthcare &         Voluntary waiver through 1/31/2006          0.75% (Other Expenses)
Biotechnology Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Clover Large Cap         Voluntary waiver through 1/31/2006          0.50% (Other Expenses)
Value Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation Clover Core Value        Voluntary waiver through 1/31/2006          0.50% (Other Expenses)
Fund Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation Clover Small Cap         Voluntary waiver through 1/31/2006          0.50% (Other Expenses)
Value Fund Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation Clover Core Fixed        Voluntary waiver through 1/31/2006          0.35% (Other Expenses)
Income Fund Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Diversified     Contractual waiver through 7/31/2007        0.40% (Other Expenses)
Value Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Select Value    Contractual waiver through 7/31/2007        0.45% (Other Expenses)
Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Diversified     Contractual waiver through 7/31/2007        0.40% (Other Expenses)
Growth Fund Class II
-------------------------------------- ------------------------------------------- --------------------------

-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Small Cap       Contractual waiver through 7/31/2007        0.40% (Other Expenses)
Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Family          Contractual waiver through 7/31/2007        0.40% (Other Expenses)
Heritage Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Taxable Bond    Contractual waiver through 7/31/2007        0.50% (Other Expenses)
Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Pitcairn Tax-Exempt      Contractual waiver through 7/31/2007        0.40% (Other Expenses)
Bond Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation International Equity     Contractual waiver through 7/31/2007        0.50% (Other Expenses)
Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation Sands Capital Select     Contractual waiver through 7/31/2007        0.25% (Other Expenses)
Growth Fund Class I
-------------------------------------- ------------------------------------------- --------------------------
Constellation Sands Capital Select     Contractual waiver through 7/31/2007        0.50% (Other Expenses)
Growth Fund Class II
-------------------------------------- ------------------------------------------- --------------------------
Constellation HLAM Large Cap           Contractual waiver through 10/1/2007        0.50% (Other Expenses)
Quality Growth Fund Class II
-------------------------------------- ------------------------------------------- --------------------------


         Notwithstanding anything to the contrary in this Agreement, the Adviser may end, amend or otherwise change any voluntary waivers upon notice to the Trust and the affected shareholders.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to become effective as of January 31, 2005.

CONSTELLATION FUNDS                      CONSTELLATION INVESTMENT MANAGEMENT
                                         COMPANY, LP


By:________________________              By:______________________